UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 2012

AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-21174 (Commission File Number)	04-2977748 (I.R.S. Employer Identification No.)

75 Network Drive, Burlington, Massachusetts 01803 (Address of Principal Executive Offices) (Zip Code)

(978) 640-6789 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 10, 2012, Avid Technology, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) a Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2012 in which the Company included revised financial information for each quarter of 2011 and for the years ended December 31, 2011 and 2010. The Company is now furnishing the attached Exhibit 99.1 containing reconciliations of financial measures under accounting principles generally accepted in the United States of America (“GAAP”) to non-GAAP financial measures for each of the three month periods ended March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012, in each case which replace the reconciliations previously furnished for the corresponding periods.

The tables included in Exhibit 99.1 contain “non-GAAP financial measures” under the rules of the SEC. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP.

Management considers both GAAP and non-GAAP financial results in managing the Company's business. Non-GAAP financial measures are used internally, for example, in establishing annual operating budgets, in assessing operating performance and for measuring performance under incentive compensation plans. Non-GAAP financial measures are also used in operating and financial decision-making because management believes these measures reflect the Company's ongoing business and allow meaningful period-to-period comparisons. Management believes it is useful for investors and others to also review both GAAP and non-GAAP measures in order to understand and evaluate the Company's current operating performance and future prospects in the same manner as management and to compare in a consistent manner the Company's current financial results with past financial performance. The primary limitations associated with management's use of non-GAAP financial measures are that they may not include all items of income and expense that affect the Company's operations and that the non-GAAP financial measures the Company's management uses may not be directly comparable to those reported by other companies. For example, terms referring to non-GAAP financial measures used in the tables included in Exhibit 99.1, such as non-GAAP net income or net loss, do not have standardized meanings. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of the Company's performance in relation to other companies. The Company seeks to compensate for this limitation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables included in Exhibit 99.1.

The information contained in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

	Exhibit Number	Description
99.1
Reconciliations of GAAP financial measures to non-GAAP financial measures for each of the three month periods ended March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: May 11, 2012	By:	/s/ Ken Sexton
	Name: Title:	Ken Sexton Executive Vice President, Chief Financial Officer and Chief Administrative Officer

EXHIBIT INDEX

Exhibit Number	Description

*99.1
Reconciliations of GAAP financial measures to non-GAAP financial measures for each of the three month periods ended March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012.

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*  Document furnished herewith